Regions Special Stockholders' Meeting October 3, 2006 Jackson W. Moore Chairman, Chief Executive Officer and President Regions Financial Corporation

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the Securities and Exchange Commission (the "SEC"). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. 3

ADDITIONAL INFORMATION The proposed Merger has been submitted to Regions Financial's and AmSouth's stockholders for their consideration. Regions Financial has filed a registration statement, which includes a joint proxy statement/prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's Web site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing Regions Financial's website (http://www.regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's Web site (http://www.amsouth.com) under the tab "About AmSouth," then under the tab "Investor Relations" and then under the heading "SEC Filings." Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on March 16, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger. You may obtain free copies of these documents as described above. 5

7 Stock Price Assets Regions' Journey $50 $100 $150 Adjusted Stock Price Total Assets ($ in billions) $200 Secor Bank, Federal Savings 12/31/93 First Commercial 7/31/98 Union Planters 7/1/04 AmSouth (Announced) 5/25/06 Morgan Keegan 3/30/01 First National Bancorp 3/1/96

Creating a Top Ten U.S. Bank Holding Company Market Capitalization $26 billion #8 Assets1 $142 billion #8 Loans, net of unearned income1 $93 billion #9 Deposits1 $96 billion #8 Branches 1,984 #7 ATMs 2,764 #7 Households 5 million Note: As of June 30, 2006 1 S-4 Form filed August 17, 2006 9 Rank

Combined Franchise Footprint Regions AmSouth Morgan Keegan Insurance Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of anticipated deposit divestitures. 1 1

1. Birmingham-Hoover, AL 1 90 $ 6,340 2. Nashville, TN 1 102 6,102 3. Miami, FL 5 71 5,416 4. Tampa-St.Pete-Clearwater, FL 4 80 3,530 5. Memphis, TN-MS-AR 2 80 3,493 6. Mobile, AL 1 46 3,305 7. Saint Louis, MO-IL 4 78 3,251 8. Atlanta, GA 7 58 2,596 9. Montgomery, AL 1 32 2,207 10. Jackson, MS 2 45 1,916 11. New Orleans-Metairie-Kenner, LA 4 44 1,911 12. Huntsville, AL 1 33 1,907 13. Knoxville, TN 2 41 1,866 14. Little Rock-North Little Rock, AR 1 34 1,772 15. Baton Rouge, LA 4 38 1,426 16. Pensacola-Ferry Pass-Brent, FL 1 28 1,384 17. Chattanooga, TN-GA 3 36 1,301 18. Tuscaloosa, AL 1 16 1,232 19. Orlando-Kissimmee, FL 6 43 1,213 20. Daphne-Fairhope, AL 1 20 1,028 MSA Rank Branches Deposits ($B) Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of deposit divestitures. Significant Presence in Key MSAs Top 5 Presence in 18 of Top 20 Markets Top 3 Presence in 13 of Top 20 Markets 13

Regions/AmSouth will have the largest deposit market share in Alabama Approximately $20 billion in deposits Over 300 branches Regions/AmSouth will have top market share in Birmingham, Hunstville, Montgomery, and Mobile. AL North $4 billion Central $8 billion Southeast $3 billion Southwest $5 billion Alabama Presence Regions/AmSouth pro forma Source: SNL Database, as of June 30,2005, does not include divestitures 1 5

Regions/AmSouth will have the 4th largest deposit market share for Florida Approximately $18 billion in deposits Over 400 branches Regions/AmSouth will have top ten deposit market share in 15 MSA's Southwest $2 billion North $4 billion West $4 billion Central $3 billion Southeast $5 billion FL Source: SNL Database, as of June 30,2005 , does not include divestitures Florida Presence Regions/AmSouth pro forma 1 7

TN Regions/AmSouth will have the 2nd largest deposit market share in Tennessee Approximately $17 billion in deposits Over 350 branches Regions/AmSouth will have top three deposit market share in Nashville, Knoxville, Memphis, and Chattanooga West $5 billion Central $7 billion East $5 billion Tennessee Presence Regions/AmSouth pro forma Source: SNL Database, as of June 30,2005 , does not include divestitures 1 9

Regions/AmSouth will have the 3rd largest deposit market share for Louisiana Approximately $6 billion in deposits Over 150 branches Regions/AmSouth will have the 4th largest deposit market share in both New Orleans and Baton Rouge LA Louisiana Presence Regions/AmSouth pro forma Northeast and Central $0.5 billion Southeast $4 billion Northwest $1.5 billion Source: SNL Database, as of June 30,2005 , does not include divestitures 2 1

MS Regions/AmSouth will have the largest deposit market share for Mississippi Close to $6 billion in deposits Over 150 branches Regions/AmSouth will have the 2nd largest deposit market share in Jackson Mississippi Presence Regions/AmSouth pro forma Northeast $1 billion Southeast $1 billion Southwest $3 billion Northwest $1 billion Source: SNL Database, as of June 30,2005 , does not include divestitures 23

GA Regions/AmSouth will have the 6th largest deposit market share for Georgia Close to $6 billion in deposits Over 150 branches Regions/AmSouth will have the 6th largest deposit market share in Atlanta, 2nd in Augusta, and 1st in Gainesville Georgia Presence Regions/AmSouth pro forma East $1 billion North $4 billion Southwest $1 billion Source: SNL Database, as of June 30,2005 , does not include divestitures 25

AR Regions/AmSouth will have the largest deposit market share for Arkansas Approximately $4.5 billion in deposits Over 100 branches Regions/AmSouth will have the largest deposit market share in both Little Rock and Hot Springs, and 2nd largest in Texarkana and Jonesboro. Arkansas Presence Regions/AmSouth pro forma Central $2.5 billion Southwest $0.5 billion Northwest $1 billion Northeast $0.5 billion Source: SNL Database, as of June 30,2005 , does not include divestitures 27

This Combination Creates... Strategic growth opportunities Strong market density Excess capital High dividend yield Substantial cost saves First year cash accretion for both sets of shareholders 29